Retirement Class HNFRX
Institutional Class HNFSX
Administrative Class HNFDX
Investor Class HNFIX
Harbor Focused International Fund

Supplement to Summary Prospectus dated June 1, 2019
December 20, 2019
Effective December 31, 2019, Richard Mercado, CFA will join Laure Négiar, CFA, Zak Smerczak, CFA, and Alexandre Narboni as portfolio manager for Harbor Focused International Fund (the “Fund”). Ms. Négiar and Messrs. Smerczak, Narboni, and Mercado jointly manage the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 3 of the Summary Prospectus:
Portfolio Managers
Laure Négiar, CFA Comgest Asset Management International Limited
Ms. Négiar is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Zak Smerczak, CFA Comgest Asset Management International Limited
Mr. Smerczak is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Alexandre Narboni Comgest Asset Management International Limited
Mr. Narboni is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Richard Mercado, CFA Comgest Asset Management International Limited
Mr. Mercado is a Portfolio Manager and Analyst at Comgest and has managed the Fund since 2019.
Investors Should Retain This Supplement For Future Reference
S1219.SP.FI